                                2,000,000 Shares

                             MINNESOTA POWER, INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT

                                                             September 24, 1998
                                                             New York, New York


PaineWebber Incorporated
Robert W. Baird & Co. Incorporated
Janney Montgomery Scott Inc.
 As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

         Minnesota Power, Inc. (the "Company") proposes to issue and sell to you and to the other underwriters named in Schedule 1 hereto (each an "Underwriter and, collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"), an aggregate of 2,000,000 shares of the Company's Common Stock, without par value (the "Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as "Firm Shares"). The Company has also agreed to grant to the Underwriters an option (the "Option") to purchase up to an additional 300,000 shares of Common Stock and the attached Rights (collectively referred to as the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are collectively referred to as the "Shares."

         The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Annex A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Representatives and shall specify such applicable information as is indicated in Annex A hereto. The offering of the Shares shall be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination
Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and the phrase "herein" shall be deemed to include the Price Determination Agreement.

         The Company confirms as follows its agreements with the Representatives and the several other Underwriters.


         1. Agreement to Sell and Purchase.

            (a) The Company agrees to issue and sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the purchase price per share for the Firm Shares to be agreed upon by the Representatives and the Company and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule 1 thereto, plus such additional number of Firm Shares such Underwriter may become obligated to purchase pursuant to Section 10 hereof. The obligations of the Underwriters under this Agreement are several and not joint. The obligations of the Company and the Underwriters under this Agreement are undertaken on the basis of the representations and are subject to the conditions of this Agreement.

            (b) Subject to all the terms and conditions in this Agreement, the Company grants the Option to the Underwriters, severally and not jointly, to purchase up to 300,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the several Underwriters and may be exercised in whole or in part at any time (but not more than once), upon written or telegraphic notice (the "Option Share Notice") by the Representatives to the Company on or before the 30th day after the date of this Agreement setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase (the "Option Closing Date"), which Option Closing Date may be the same as the Closing Date (as defined in Section 2) but in no event shall the Option Closing Date be earlier than the Closing Date nor later than five business days after the giving of the Option Shares Notice. On the Option Closing Date, the Company shall issue and sell to the several Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter shall purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

            (c) The initial public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement, which shall be dated the date hereof.

         2. Payment and Delivery. Delivery of the Firm Shares shall be made to the Representatives in New York, New York, against payment of the purchase price by wire transfer of immediately available funds to an account designated in writing by the Company to the Underwriters at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on September 30, 1998 or at such time on such other date as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

         To the extent that the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) shall take place in the manner specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         3. Registration Statement and Prospectus; Public Offering. The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to provisions of the Securities Act of 1933 (the "Act") and the published rules and regulations adopted by the Commission thereunder (the "Rules and Regulations"), a registration statement (No. 333-52161) on Form S-3, relating to the registration of 3,000,000 shares of the Company's Common Stock, without par value. Such registration statement was declared effective on May 18, 1998. The term "preliminary prospectus" as used herein means any preliminary prospectus as contemplated by Rule 430 of the Rules and Regulations included at any time as a part of such registration statement. Copies of such registration statement and any amendments thereto and of each preliminary prospectus included as part of such registration statement have been delivered to the Representatives. Such registration statement, as it may be amended to the date of this Agreement, including financial statements and all exhibits, and the prospectus, as supplemented by a final prospectus supplement relating to the Shares proposed to be filed electronically pursuant to Rule 424 are hereinafter respectively referred to as the "Registration Statement" and the "Prospectus." Any reference herein to the Registration Statement, any preliminary prospectus, preliminary prospectus supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 of the Act (the "Incorporated Documents") which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and incorporated in such document by reference if such filing is made prior to the Closing Date. Any reference herein to the term "Effective Date" shall be deemed to refer to the later of the time and date the Registration Statement was declared effective or the time and date of the filing of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date.

         The Company understands that the Underwriters propose to make a public offering of the Firm Shares, as described in the Prospectus, as soon after the date of the Price Determination Agreement as the Underwriters deem advisable. The Company confirms that the Underwriters and dealers have been authorized to distribute each preliminary prospectus, if any, and preliminary prospectus supplement and are authorized to distribute the Prospectus and any amendments or supplements to it.

         4. Representations of the Company. The Company represents to the Underwriters as follows:

            (a) The Company meets the requirements for use of Form S-3 under the Act.

            (b)  On the  Effective  Date,  and at  the  Closing  Date,  the
Registration Statement and, at the date of the filing of the Prospectus, and at the Closing Date, and, if later, the Option Closing Date, the Prospectus, as each may be amended or supplemented, fully complied or will fully comply in all material respects with the applicable provisions of the Act and the Rules and Regulations, or pursuant to the Rules and Regulations shall be deemed to comply therewith. On the Effective Date and Closing Date and, if later, the Option Closing Date, the Registration Statement, as it may be amended or supplemented, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date of filing of the Prospectus and the Closing Date, and, if later, the Option Closing Date, the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. On the date of filing of the Prospectus and the Closing Date, and, if later, the Option Closing Date, the Incorporated Documents did or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), and, when read together with the Prospectus, as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing representations do not apply to statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives expressly for use in the Registration Statement or the Prospectus, as they may be amended or supplemented. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus and the statements
contained   in  the  first   paragraph   on  page  S-2  and  under  the  caption
"Underwriting" on page S-5 of any preliminary prospectus supplement and the Prospectus regarding stabilization and other transactions constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus.

            (c) The Company and its Material Subsidiaries (as defined below) have good and sufficient title to all real material property and good and sufficient title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially interfere with the use made and proposed to be made of such property by the Company and its Material Subsidiaries; and any material real property and buildings held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Material Subsidiaries (as used in this Agreement, the term "Material Subsidiary" means a significant subsidiary under Rule 1-02(w) of Regulation S-X of the Commission).

            (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and there is no jurisdiction wherein the character of the properties owned or held under lease by the Company or the nature of the business transacted by the Company would expose the Company to any material liability or disability by reason of the failure to qualify the Company as a foreign corporation in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a
corporation   in  good  standing   under  the  laws  of  its   jurisdiction   of
incorporation, and there is no jurisdiction wherein the character of the properties owned or held under lease by any Material Subsidiary or the nature of the business transacted by such Material Subsidiary would expose such Material Subsidiary to any material liability or disability by reason of the failure to qualify such Material Subsidiary as a foreign corporation in any such jurisdiction.

            (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, there has not been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change, in the management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole, and there has not been any transaction entered into by the Company or its Material Subsidiaries, other than transactions in the ordinary course of business and transactions set forth in or contemplated by the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole. The Company and its Material Subsidiaries have no contingent obligation which is not disclosed in the Registration Statement and the Prospectus, as they may be amended or supplemented, which is material to the Company and its subsidiaries, taken as a whole.

            (f) Any Incorporated Documents filed and incorporated by reference prior to the Closing Date will, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations.

            (g) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against it in accordance with its terms.

            (h) The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Material Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company or any of its Material Subsidiaries, any material contract or other agreement to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or any of its properties is bound or affected, or violate or conflict in any material respect with any material judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Material Subsidiaries.

            (i) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right; and the Rights will be validly issued.

            (j) The description of the Common Stock in the Registration Statement and the Prospectus, as they may be amended or supplemented, is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all material respects. Except for shares issuable under the Company's Automatic Dividend Reinvestment and Stock Purchase Plan, the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan or any compensation plan disclosed in the Company's Proxy Statement with respect to the Company's 1998 Annual Meeting of Shareholders (collectively referred to as the "Stock Purchase and Compensation Plans"), the Company does not have outstanding, and at the Closing Date and, if later, the Option Closing Date, will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations.

            (k)  The Company has filed a Petition for  Certification of Capital
Structure with the Minnesota Public Utilities Commission ("Minnesota Commission") pursuant to the Minnesota Public Utilities Act with respect to the issuance and sale by the Company of the Shares. The Minnesota Commission has entered an authorizing order approving the capital structure including the issuance and sale of the Shares. Apart from such authorizing order of the Minnesota Commission, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

            (l) The Company is duly registered as a transfer agent within the meaning of the Exchange Act with respect to the Common Stock and is in compliance with the Exchange Act Rules and Regulations with respect to its activities as transfer agent.

            (m) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (n) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

            (o) The Company is not, and after giving effect to the offering and sale of the Shares will not be, an "investment company" or an entity
"controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

            (p) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Material Subsidiaries is a party or to which any property of the Company or any of its Material Subsidiaries is subject, which, if determined adversely to the Company or any of its Material Subsidiaries would in the Company's reasonable judgment individually or in the aggregate have a material adverse effect on the management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (q) Except as set forth in the Registration Statement and the Prospectus, the Company and its Material Subsidiaries (i) are in substantial compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in substantial compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate have a material adverse effect on the management, business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         5. Agreements of the Company.

            (a) The Company will not file any amendment or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Representatives a reasonable time before its filing and the Representatives have not reasonably objected to it in writing within a reasonable time after receiving the copy.

            (b) The Company will promptly advise the Representatives (i) of the initiation or threatening of any proceedings for, or receipt by the Company of any notice with respect to, the suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement and (ii) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus, preliminary prospectus supplement or the Prospectus or to the transactions contemplated by this Agreement. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

            (c) The Company will furnish to the Representatives without charge one signed copy of the Registration Statement and of any amendments thereto (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement as each of the Representatives may reasonably request.

            (d) During such period as a prospectus is required by law to be delivered by the Underwriters or a dealer, the Company will deliver, without charge, to the Underwriters and to dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as each of the Representatives may reasonably request, and, during such period after the Effective Date if any event occurs as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements in it, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or Rules and Regulations, the Company will promptly prepare, submit to the Representatives, file, subject to Section 5(a), with the Commission and deliver, without charge, to each of the Underwriters and to dealers (whose names and addresses the Representatives will furnish to the Company) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Act and the Rules and Regulations. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 of the Underwriting Agreement.

            (e) The Company will make generally available to the Company's security holders, as soon as practicable but in no event later than the last day of the 15th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

            (f) The Company will take such actions as the Representatives reasonably designate in order to qualify the Shares for offer and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representatives reasonably designate.

            (g) The Company will pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including costs and expenses relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, each preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus,
(ii) the preparation and delivery of certificates representing the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or "Blue Sky" laws of the jurisdictions referred to in Section 5(f) and the determination of the legality of the Shares for investment, including the reasonable fees and disbursements of counsel for the Underwriters (not to exceed $10,000) in that connection, and the preparation and printing of preliminary and supplemental "Blue Sky" memoranda and legal investment memoranda, (iv), the furnishing (including costs of shipping and mailing) to the Underwriters and to dealers of copies of the Registration Statement, each preliminary prospectus, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section 5 to be so furnished, (v) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters, (vi) the listing of the Shares on the New York Stock Exchange, (vii) any filings required to be made by the Underwriters with the NASD, including the reasonable fees and disbursements of counsel for the Underwriters in that connection, and (viii) the transfer agent for the Shares.

            (h) During the period of two years commencing on the Effective Date, the Company will furnish to each Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each Underwriter who may so request a copy of each annual or other report it will be required to file with the Commission.

            (i) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

            (j) Unless otherwise agreed to in writing by the Company and the Underwriters, the Company will not for a period of 30 days after the commencement of the public offering of the Shares sell or otherwise dispose of any shares of Common Stock, rights to acquire shares of Common Stock or securities convertible into shares of Common Stock other than to the Underwriters pursuant to this Agreement and other than in connection with the Stock Purchase and Compensation Plans.

         6. Conditions of the Underwriters' Obligation. The obligation of each Underwriter to purchase the Shares is subject to the accuracy, on the date of this Agreement and on the Closing Date and, with respect to the Option Shares, is subject to the accuracy on the date of this Agreement and on the Option Closing Date, of the representations of the Company in this Agreement, to the accuracy and completeness of all statements made by the Company or any of its officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement, to performance by the Company of its obligations under this Agreement and to each of the following additional conditions:

            (a) All filings required by Rule 424 of the Rules and Regulations must have been made.

            (b) No stop order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must have been complied with and after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives a reasonable time before its filing and the Representatives did not reasonably object thereto in writing within a reasonable time after receiving the copy.

            (c) Since the respective dates as of which such information is given in the Registration Statement and the Prospectus, as they may be amended or supplemented, (i) there must not have been any material change in the capital stock or long-term debt of the Company and its subsidiaries, taken as a whole,
(ii) since the most recent dates as of which information is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change, in the management, business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business and, since such dates there shall not have been any material transaction entered into by the Company, other than transactions in the ordinary course of business and transactions contemplated in the Registration Statement or the Prospectus, and (iii) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Prospectus or that is not reflected in the Prospectus but should be reflected in it in order to make the statements or information in it not misleading in any material respect; and in the judgment of the Representatives, any such development referred to in clause (i), (ii) or
(iii) makes
it impracticable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

            (d) The Representatives must receive on the Closing Date and, with respect to the Option Shares, on the Option Closing Date, a certificate, dated such date, of the chief executive officer, the chief operating officer or the chief financial officer of the Company certifying that (i) the signer has carefully examined the Registration Statement and the Prospectus (including any Incorporated Documents) and this Agreement, (ii) the representations of the Company in this Agreement are accurate on and as of the date of the certificate,
(iii) since the most recent dates as of which information is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change, or any development involving, so far as the Company can now reasonably foresee, a prospective material adverse change, in the management, business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business and, since such dates there shall not have been any material transaction entered into by the Company, other than transactions in the ordinary course of business and transactions contemplated in the Registration Statement or the Prospectus, (iv) to the knowledge of such officer, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of the Shares has been issued and no proceedings for such purpose are pending before or threatened by the Commission, (v) there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be an Incorporated Document that has not been so filed, and (vi) the Company has performed all agreements that this Agreement requires it to perform by the Closing Date.

            (e) The Representatives must receive on the Closing Date and, with respect to the Option Shares, the Option Closing Date, opinions dated the Closing Date substantially in the form of Annex B-1 and B-2 to this Agreement from Thelen Reid & Priest LLP, counsel to the Company, and Philip R. Halverson, Esq., general counsel of the Company, respectively.

            (f) The Representatives must receive on the Closing Date from Morrison Cohen Singer & Weinstein, LLP, their counsel, an opinion dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, with respect to the Company, the Shares, the Registration Statement, the Prospectus, this Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings will be satisfactory in all respects to the Representatives. The Company must have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinion.

            (g) On the date hereof and on the Closing Date and, with respect to the Option Shares, the Option Closing Date, PricewaterhouseCoopers LLP (the "Accountants") must furnish to the Representatives a letter, addressed to the Representatives and in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein.

            (h) Prior to the Closing Date, the Shares must be duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

         All  opinions,   letters,  evidence and  certificates mentioned  above
or elsewhere in this Agreement will comply with this Agreement only if they are in form and scope satisfactory to counsel for the Representatives.

         7. Indemnification.

            (a) The Company shall indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls each Underwriter, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, joint or several (including, as and when incurred, any investigative, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, preliminary prospectus supplement, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus (including any Incorporated Document), or the omission or alleged omission to state in it a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, however, that the Company shall not be liable to the extent that such loss, claim, damage, or liability arises from the sale of the Shares in the public offering to any person by an Underwriter and (i) is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, as set forth in the last sentence of Section 4(b), or (ii) results solely from one or more untrue statements of material facts contained in, or the omission of one or more material facts from any preliminary prospectus or preliminary prospectus supplement or the Prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the corrected Prospectus (as then amended or supplemented) if the Company had previously furnished copies thereof to the Representatives within a reasonable amount of time prior to such sale or such confirmation, and the Representatives failed to send or give the corrected Prospectus (as then amended or supplemented), if required by law to have so sent or given it and if sent or given would have been a complete defense with respect to such untrue statement or omission against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement shall be in addition to any liability that the Company might otherwise have.

            (b) Each Underwriter shall indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, damages or liabilities arise from the sale of the Shares in the public offering to any person by an Underwriter and are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, as set forth in the last sentence of Section 4(b). This indemnity agreement shall be in addition to any liability that each Underwriters might otherwise have.

            (c) Any party that proposes to assert the right to be indemnified under this Section 7 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify in writing each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party shall be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party,
(iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate counsel admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         8. Contribution. In order to provide for just and equitable contribution in the circumstances in which the indemnification provided for under the foregoing provisions of Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the amount paid or payable as a result of losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other, the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative benefits shall be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in each case as set forth in the table on the cover page of the Prospectus. Such relative fault shall be determined by reference, among other things, to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by or on behalf of the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purpose of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts received by it, except that insofar as losses, claims, damages and liabilities arise from the sale of the Shares in the public offering to any person by an Underwriter and are based on any untrue statement or omission or alleged untrue statement or omission made in or in reliance on and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or preliminary prospectus supplement or the Prospectus, as set forth in the last sentence of
Section 4(b), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8 are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         9. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or before the Closing Date (or, with respect to the Option Shares, on or before the Option Closing Date) by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company, if, subsequent to the date of this Agreement and prior to delivery and payment for the Shares (or the Option Shares), as the case may be, (a) in the judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq Stock Market, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the judgment of the Representatives, impracticable to proceed with the public offering of the Shares the Shares on the terms and in the manner contemplated by the Prospectus, or (b) any of the conditions specified in Section 6 have not been fulfilled when and as required by this Agreement.

         If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 5(g), 7 and 8 hereof; but, if because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or because any of the conditions in Section 6 are not satisfied, the Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 5(g), 7 and 8 hereof.

         10. Substitution of Underwriters. If one or more of the Underwriters shall, for any reason permitted hereunder, cancel its obligation to purchase hereunder and to take up and pay for the Firm Shares to be purchased by such one or more Underwriters, the Company shall immediately notify the remaining Underwriters, and the remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them) or to substitute another underwriter or underwriters, satisfactory to the Company, to take up and pay for the number of Firm Shares that such one or more Underwriters did not purchase. If one or more Underwriters shall, for any reason other than a reason permitted hereunder, fail to take up and pay for the Firm Shares to be purchased by such one or more Underwriters, the Company shall immediately notify the remaining Underwriters, and the remaining Underwriters shall be obligated to take up and pay for (in addition to the respective number of Firm Shares set forth opposite their respective names in Schedule 1), the number of Firm Shares that such defaulting Underwriter or Underwriters failed to take up and pay for, up to a number thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the number of Firm Shares set forth opposite the name of such remaining Underwriter in Schedule 1, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to take up and pay for (in such proportion as may be agreed upon among them), or to substitute another underwriter or underwriters, satisfactory to the Company, to take up and pay for, the remaining number of the Firm Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase. If any unpurchased Firm Shares still remain, then the Company or the Underwriters shall be entitled to an additional period of 24 hours within which to procure another party or parties, who are members of the NASD (or if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice) and satisfactory to the Company, to purchase or agree to purchase such unpurchased Firm Shares on the terms herein set forth. In any such case, either the remaining Underwriters or the Company shall have the right to postpone the Closing Date for a period not to exceed seven full business days from the date agreed upon in accordance with this Section 10, in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If the Underwriters and the Company shall fail to procure a satisfactory party or parties as above provided to purchase or agree to purchase such unpurchased Firm Shares, then the Company may either (i) require the remaining Underwriters to purchase the number of Firm Shares that they are obligated to purchase hereunder (but no more than such number of Firm Shares) or (ii) terminate this Agreement by giving prompt notice to the Underwriters. In the event that neither the remaining Underwriters nor the Company has arranged for the purchase of such unpurchased Firm Shares by another party or parties as above provided and the Company has not elected to require the remaining Underwriters to purchase the number of Firm Shares that they are obligated to purchase hereunder, then this Agreement shall terminate without any liability on the part of any such Underwriter or the Company for the purchase or sale of any Shares under this Agreement. Any action taken pursuant to this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriters under this Agreement.

         11. Miscellaneous. The reimbursement, indemnification and contribution agreements in Sections 5, 7, 8 and 9 and the representations and agreements of the Company and the Underwriters in this Agreement will remain in full force and effect regardless of any termination of this Agreement, any investigation made by or on behalf of the Underwriters, the Company, or any controlling person and delivery and acceptance of and payment for the Shares.

         This Agreement is for the benefit of the several Underwriters, the Company, and their successors and assigns, and, to the extent expressed in this Agreement, for the benefit of persons controlling the several Underwriters or the Company, directors and officers of the Company and directors, officers, employees and agents of the several Underwriters, and their respective successors and assigns, and no other persons, partnership, association or corporation will acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" does not include any purchaser of Shares from any of the Underwriters merely because of such purchase.

         All notices and communications under this Agreement shall be in writing and mailed or delivered, by messenger, facsimile transmission or otherwise, if to the Underwriters, to the Representatives at the offices of PaineWebber Incorporated at c/o PaineWebber Incorporated, 1285 Avenue of the Americas, New York, NY 10019, Attention: Corporate Finance Department, and if to the Company, at 30 West Superior Street, Duluth, Minnesota 55802, Attention:
Chief Financial Officer. Any such notice or communication shall take effect upon receipt thereof.

         THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Underwriters and the Company.

         Please confirm that the foregoing correctly sets forth the agreement between us.

                                                 Very truly yours,

                                                 MINNESOTA POWER, INC.


                                                 By: /s/ Philip R. Halverson
                                                     -----------------------
                                                     Name: Philip R. Halverson
                                                     Title: VP, General Counsel
                                                            & Secretary

Confirmed as of the date
first above mentioned:

PAINEWEBBER INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED
JANNEY MONTGOMERY SCOTT INC.
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters

By: PAINEWEBBER INCORPORATED


By: /s/  Donald F. Herklotz
    -----------------------------
    Name:  Donald F. Herklotz
    Title: Managing Director

ROBERT W. BAIRD & CO. INCORPORATED

By:  /s/ Dennis S. Pordon
     ------------------------------
    Name:  Dennis S. Pordon
    Title: Senior VP

JANNEY MONTGOMERY SCOTT INC.

By: /s/  William L. Rulon-Miller
    -----------------------------
    Name:  William L. Rulon-Miller
    Title: Senior Vice President




                      UNDERWRITING AGREEMENT SIGNATURE PAGE

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                         Number of Firm
Name of Underwriter                                      Shares to be Purchased
-------------------                                      ----------------------

PaineWebber Incorporated

Robert W. Baird & Co. Incorporated

Janney Montgomery Scott Inc.

ABN AMRO Incorporated

A.G. Edwards & Son, Inc.

Dain Rauscher Wessels
 A Division of Dain Rauscher Incorporated

EVEREN Securities, Inc.

John G. Kinnard & Company, Inc.

Piper Jaffray Inc.
                                                         ---------
         Total                                           2,000,000
                                                         =========

                                                                        ANNEX A

                      FORM OF PRICE DETERMINATION AGREEMENT


                                                       September __, 1998


PaineWebber Incorporated
Robert W. Baird & Co. Incorporated
Janney Montgomery Scott Inc.
 As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

                  Reference is made to the Underwriting Agreement, dated September __, 1998 (the "Underwriting Agreement"), among Minnesota Power, Inc. (the "Company") and the several Underwriters named in Schedule 1 hereto and thereto (collectively, the "Underwriters") for whom PaineWebber Incorporated, Robert W. Baird & Co., Incorporated and Janney Montgomery Scott Inc. are acting as representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the several Underwriters from the Company subject to the terms and conditions set forth therein, of an aggregate of 2,000,000 shares of the Company's Common Stock, without par value ("Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as the "Firm Shares"). Subject to the terms and conditions set forth in the Underwriting Agreement, the Company has also granted to the Underwriters an option (the "Option") to purchase up to an additional 300,000 shares of Common Stock and the Rights attached thereto (collectively referred to as the "Option Shares"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

                  Pursuant to Section 1 of the Underwriting Agreement, the undersigned agrees with the Representatives as follows:

                  1. The initial public offering price per share for the Firm Shares and, if the Option is exercised, the Option Shares, shall be $[_______].

                  2. The purchase price per share for the Firm Shares and, if the Option is exercised, the Option Shares to be paid to the Company by the several Underwriters shall be

$[_______], representing an amount equal to the initial public offering price set forth above, less an underwriting discount and commission of $[_______] per share.

                  The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in
Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

                  As contemplated  by the  Underwriting  Agreement,  attached as
Schedule 1 is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

                  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

                  If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                                     Very truly yours,

                                                     MINNESOTA POWER, INC.


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:
Confirmed as of the date
first above mentioned:

PAINEWEBBER INCORPORATED
ROBERT W. BAIRD & CO. INCORPORATED
JANNEY MONTGOMERY SCOTT INC.
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters

By: PAINEWEBBER INCORPORATED


By:
   ----------------------------
   Name:
   Title:

ROBERT W. BAIRD & CO. INCORPORATED


By:
   ----------------------------
   Name:
   Title:

JANNEY MONTGOMERY SCOTT INC.


By:
   ----------------------------
   Name:
   Title:

                  PRICE DETERMINATION AGREEMENT SIGNATURE PAGE

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                        Number of Firm
Name of Underwriter                                     Shares to be Purchased
-------------------                                     ----------------------

PaineWebber Incorporated

Robert W. Baird & Co. Incorporated

Janney Montgomery Scott Inc.

ABN AMRO Incorporated

A.G. Edwards & Son, Inc.

Dain Rauscher Wessels
 A Division of Dain Rauscher Incorporated

EVEREN Securities, Inc.

John G. Kinnard & Company, Inc.

Piper Jaffray Inc.
                                                        ---------
         Total                                          2,000,000
                                                        =========

                                                                      ANNEX B-1

                   FORM OF OPINION OF THELEN REID & PRIEST LLP


                                                         September __, 1998


PaineWebber Incorporated
Robert W. Baird & Co. Incorporated
Janney Montgomery Scott Inc.
 As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

                  Reference is made to the sale by Minnesota Power, Inc. (the "Company") of an aggregate of 2,000,000 shares of its Common Stock, without par value (the "Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (the Common Stock and the Rights being collectively referred to as the "Shares"). We advise you that we have acted as counsel to the Company in connection with such issuance and sale and have participated in the preparation of (a) Registration Statement No. 333-52161, as filed by the Company with the Securities and Exchange Commission for the registration of the Shares under the Securities Act of 1933, as amended (the "Act") (such registration statement, as amended at the Effective Date (as such term is defined in the Agreement referred to below), being hereinafter referred to as the "Registration Statement"); (b) the prospectus constituting part of the Registration Statement, as amended and supplemented by a prospectus supplement dated September __, 1998, relating to the Shares (such prospectus, as so amended and supplemented, being hereinafter referred to as the "Prospectus"); and (c) the Underwriting Agreement dated September __, 1998, between the Company and you (the"Agreement"). All references in this opinion to the Agreement shall include the Price Determination Agreement referred to therein. In addition, we have reviewed the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Shares, and the order issued by said Commission in response to said petition.

                  We have reviewed all corporate proceedings taken by the Company in respect of the issuance and sale of the Shares.

                  Upon the basis of our familiarity with these transactions, we are of the opinion that:

                  1. The Shares when paid for by the Underwriters in accordance with the terms of the Agreement will be, duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right; and the Rights will be validly issued.

                  2. An authorizing order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Shares, and, to the best of our knowledge, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Shares.

                  3. The Registration Statement and the Prospectus (except as to the financial statements, statement of income and other financial or statistical data contained therein, upon which we do not pass) comply as to form in all material respects with the requirements of the Act and the applicable instructions, rules and regulations of the Securities and Exchange Commission thereunder; the Registration Statement has become, and at the date hereof the Registration Statement is, effective under the Act, and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                  4. The statements set forth in the Prospectus under the captions "Description of Common Stock" and "Description of Preferred Share
Purchase Rights," insofar as they purport to constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

                  5. The Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company.

                  6. The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                  In passing upon the forms of the  Registration  Statement  and the Prospectus, we necessarily assume the correctness and completeness of the statements made or included therein by the Company and take no responsibility therefor, except insofar as such statements relate to us and as set forth in the Prospectus under the heading "Legal Opinions" and in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had conferences with certain of its officers and representatives, with other counsel for the Company and with PricewaterhouseCoopers LLP, the independent certified public accountants who examined certain of the Company's financial statements incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus, and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe that, at the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed electronically with the Commission pursuant to Rule 424, and the Prospectus, as amended or supplemented at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements, statement of income or other financial or statistical data contained in the Registration Statement or in the Prospectus.

                  We are members of the New York Bar and do not hold ourselves out as experts on the laws of Minnesota. As to all matters of Minnesota law (and as to the incorporation of the Company, titles to property and franchises, upon which we do not pass), we have relied with your consent upon the opinion of even date herewith addressed to you by Philip R. Halverson, Esq., Vice President, General Counsel and Corporate Secretary for the Company.

                                                     Very truly yours,


                                                     THELEN REID & PRIEST LLP

                                                                       ANNEX B-2

                               FORM OF OPINION OF
                            PHILIP R. HALVERSON, ESQ.
                         VICE PRESIDENT, GENERAL COUNSEL
                           AND CORPORATE SECRETARY OF
                              MINNESOTA POWER, INC.


                                                   September __, 1998


PaineWebber Incorporated
Robert W. Baird & Co. Incorporated
Janney Montgomery Scott Inc.
 As Representatives of the several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Dear Sirs:

                  Reference is made to the sale by Minnesota Power, Inc. (the "Company") of an aggregate of 2,000,000 shares of its Common Stock, without par value (the "Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (the Common Stock and the Rights being collectively referred to as the "Shares"). I advise you that I have acted as counsel to the Company in connection with such issuance and sale and have participated in the preparation of (a) Registration Statement No. 333-52161, as filed by the Company with the Securities and Exchange Commission for the registration of the Shares under the Securities Act of 1933, as amended (the "Act") (such registration statement, as amended at the Effective Date (as such term is defined in the Agreement referred to below), being hereinafter referred to as the "Registration Statement"); (b) the prospectus constituting part of the Registration Statement, as amended and supplemented by a prospectus supplement dated September __, 1998, relating to the Shares (such prospectus, as so amended and supplemented, being hereinafter referred to as the "Prospectus"); and (c) the Underwriting Agreement dated September __, 1998, between the Company and you (the"Agreement"). All references in this opinion to the Agreement shall include the Price Determination Agreement referred to therein. In addition, I have reviewed the petition filed by the Company with the Minnesota Public Utilities Commission seeking authorization to issue the Shares, and the order issued by said Commission in response to said petition.

                  I have reviewed all corporate proceedings taken by the Company in respect of the issuance and sale of the Shares.

                  Upon the basis of my familiarity with these transactions and with the Company's properties and affairs generally, I am of the opinion that:

                  1. The Shares, when paid for by the Underwriters in accordance with the terms of the Agreement, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right; and the Rights will be validly issued. Except for shares issuable under the Company's Automatic Dividend Reinvestment and Stock Purchase Plan, the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan or any compensation plan disclosed in the Company's Proxy Statement with respect to the Company's 1998 Annual Meeting of Shareholders, to the best of my knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

                  2. An authorizing order has been issued by the Minnesota Public Utilities Commission certifying the Company's capital structure and authorizing the issuance and sale of the Shares, and, to the best of my knowledge, said order is still in full force and effect; and no further approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the securities or "Blue Sky" laws of any jurisdiction) is legally required for the authorization of the issuance and sale of the Shares.

                  3. The Registration Statement and the Prospectus (except as to the financial statements, statement of income and other financial or statistical data contained therein, upon which I do not pass) comply as to form in all material respects with the requirements of the Act and the applicable instructions, rules and regulations of the Securities and Exchange Commission thereunder; the Registration Statement has become, and at the date hereof the Registration Statement is, effective under the Act, and, to the best of my knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                  4. The statements set forth in the Prospectus under the captions "Description of Common Stock" and "Description of Preferred Share
Purchase Rights," insofar as they purport to constitute a summary of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects.

                  7. To the best of my knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

                  5. The Company has full corporate power and authority to enter into this Agreement. The Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and legally binding obligation of the Company.

                  6. The Company is a validly organized and existing corporation under the laws of the State of Minnesota and is duly qualified to do business, and is doing business, in that State.

                  7. The Company is a public utility corporation duly authorized by its Articles of Incorporation to conduct the business which it is now conducting as set forth in the Prospectus and the Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

                  8. Each Material Subsidiary of the Company is a validly organized and existing corporation under the laws of the State of its incorporation and is duly qualified to do business, and is doing business, in such State and in each other State in which the failure to qualify as a foreign corporation would be material to the Company and its subsidiaries, taken as a whole.

                  9. Other than as stated in the Registration Statement and the Prospectus there are no pending legal proceedings to which the Company or any Material Subsidiary is a party or of which property of the Company or any Material Subsidiary is the subject, which depart from the ordinary routine litigation incident to the kind of business conducted by the Company or any such Material Subsidiary, and which is material to the Company and its subsidiaries, taken as a whole, and, to the best of my knowledge, no such proceedings are known to be contemplated by governmental authorities.

                  10. The portions of the answers to the items of the Registration Statement and the portions of the information contained in the Prospectus, which are stated therein to have been made on my authority as General Counsel of the Company, have been reviewed by me and, as to matters of law and legal conclusions, are correct.

                  11. Neither the issue and sale by the Company of the Shares as contemplated by the Agreement nor the consummation by the Company of the other transactions contemplated by the Agreement conflicts with, or results in a breach of, the charter or by-laws of the Company or any Material Subsidiary or any agreement or instrument known to me to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound, any law or regulation or, so far as is known to me, any order or regulation of any court, governmental instrumentality or arbitrator.

                  12. To the best of my knowledge, the Company is not currently in breach of, or in default under, any material written agreement or instrument to which it is a party or by which it or its property is bound or affected, and which breach or default is material to the Company and its subsidiaries, taken as a whole.

                  In passing upon the forms of the Registration Statement and the Prospectus, I necessarily assume the correctness and completeness of the statements made or included therein by the Company and take no responsibility therefor, except insofar as such statements relate to me and as set forth in the Prospectus under the headings "Experts" and "Legal Opinions" and in paragraphs 4 and 10 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain of its officers and representatives, with other counsel for the Company and with PricewaterhouseCoopers LLP, the independent certified public accountants who examined certain of the Company's financial statements incorporated by reference in the Registration Statement. My examination of the Registration Statement and the Prospectus, and my discussions in the above-mentioned conferences did not disclose to me any information which gives me reason to believe that, at the Effective Date, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time it was filed electronically with the Commission pursuant to Rule 424, and the Prospectus, as amended or supplemented at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements, statement of income or other financial or statistical data included in the Registration Statement or in the Prospectus.

                                                Very truly yours,



                                                Philip R. Halverson